McGraw‐Hill Global Education Holdings  Q4‐2015 Investor Update March 30, 2016 Final

Important Notice Forward‐Looking Statements This presentation includes statements that are, or may be deemed to be, “forward‐looking statements.” These forward‐looking  statements can be identified by the use of forward‐looking terminology, including the terms “believes,” “estimates,”  “anticipates,” “expects,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or  comparable terminology. These forward‐looking statements include all matters that are not historical facts. They appear in a  number of places throughout this presentation and include statements regarding our intentions, beliefs or current expectations  concerning, among other things, our results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which we operate. By their nature, forward‐looking statements involve risks and uncertainties because they relate to events and depend on  circumstances that may or may not occur in the future. We caution you that forward‐looking statements are not guarantees of  future performance and that our actual results of operations, financial condition and liquidity, and the development of the  industry in which we operate, may differ materially from those made in or suggested by the forward‐looking statements  contained in this presentation. In addition, even if our results of operations, financial condition and liquidity, and the  development of the industry in which we operate are consistent with the forward‐looking statements contained in this  presentation, those results of operations, financial condition and liquidity or developments may not be indicative of results or  developments in subsequent periods. Any forward‐looking statements we make in this presentation speak only as of the date of such statement, and we undertake no  obligation to update such statements. Comparisons of results for current and any prior periods are not intended to express any  future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data. Non‐GAAP Financial Measures Certain financial information included herein, including Adjusted Revenue, EBITDA and Adjusted EBITDA, are not presentations  made in accordance with U.S. GAAP, and use of such terms varies from others in the same industry. Non‐GAAP financial measures  should not be considered as alternatives to income from continuing operations, income from operations or any other  performance measures derived in accordance with U.S. GAAP as measures of operating performance or cash flows as measures of  liquidity. Non‐GAAP financial measures have important limitations as analytical tools, and you should not consider them in  isolation or as substitutes for results as reported under U.S. GAAP.  This presentation includes a reconciliation of certain non‐ GAAP financial measures to the most directly comparable financial measures calculated in accordance with U.S. GAAP. 2

Q4 & 2015 Business Highlights 3

 A successful year of digital performance, strong free cash flow generation and incremental cost savings − Strong digital growth in Higher Ed nearly offset the total print decline in 2015 − Sales of digital units in Higher Ed exceeded print units for first time in 2015, a significant milestone in  the digital transformation − Expanded Higher Ed market share 160 bps over the 2012‐2015 period (1)  Strengthened market leadership position in adaptive learning with double‐digit growth across key digital  platforms and products − Meeting the needs of instructors and students with Higher Ed adaptive learning solutions by driving  better outcomes and affordability for the student − Own and control all of our key adaptive technology solutions  Stabilization of International business on a constant currency basis continues as we increasingly leverage  digital capabilities to adapt and localize content (e.g., ALEKS)  Growth of Professional digital subscriptions on the Access platform increased in 2015 with retention rates  in excess of 90% 2015 Performance Highlights Note (1) Management Practice, Inc. 4

 Digital transition continues with another year of strong digital activations and user engagement – Sales of digital units surpassed print units in Higher Ed in 2015   Proprietary e‐commerce site is now the largest single sales channel for Higher Ed  – E‐commerce Adjusted Revenue of $140 million was up 34% Y/Y in 2015  – Direct‐to‐student e‐commerce channel improves sales visibility and predictability while facilitating  future product innovation and delivery – Increasing digital purchases expected to reduce average return rate for the business overall  Direct‐to‐student digital transition is favorably impacting the business but is also altering our selling  patterns for digital and print and continuing to impact Y/Y comparability  − As we drive our digital first strategy, students are increasingly purchasing digital solutions directly  from our proprietary e‐commerce channel at the start of the semester (primarily September and  January) − As sales transition from the traditional distribution channel to our proprietary e‐commerce channel,  sales are shifting from Q4 to Q1 and from Q2 to Q3   Higher Ed Digital Adjusted Revenue Growth Continues  Note Adjusted Revenue previously referred to as Cash Revenue; Adjusted EBITDA previously referred to as Post‐Plate Adjusted Cash EBITDA; Pre‐publication investment previously referred to as plate investment. 5

0.7 0.8 0.9 2013 2014 2015 2.2 2.6 3.0 2013 2014 2015 Strong Momentum Across Higher Ed Adaptive Offerings  Strong growth in paid activations continued across  Connect and ALEKS in 2015 – Connect/LearnSmart and ALEKS paid activations  grew 16% and 10% Y/Y respectively in 2015  Engagement among instructors and students expanded  significantly in 2015 with 1,400+ adaptive titles now  available (vs. 40 in 2012) – 10 million instructor assignments created through  Connect, +47% Y/Y – 89 million student assignments submitted through  Connect, +14% Y/Y – 5 billion questions answered through LearnSmart  since inception in 2009  Connect/LearnSmart Paid Activations Higher Ed ALEKS Paid Activations (1) 16%  11 ’13‐15 CAGR Note (1) ALEKS is offered to both Higher Ed and K‐12 students; figures above are Higher Ed only.  ALEKS reported 1.7M total paid activations across K‐12 and Higher Ed in 2015. LearnSmart is typically delivered via Connect and sold as a bundle. 17%  ’13‐15 CAGR (Millions) 6

2015 Financial Update 77

FY 2015 Financial Performance Driven by Digital Transition   Adjusted EBITDA of $362 million grew 1% Y/Y, +3% on a constant currency basis, as margin improvement  from digital sales and ongoing benefits from cost savings initiatives more than offset slightly lower  Adjusted Revenue  Total Adjusted Revenue of $1.3 billion declined by 3%, a decline of 1% on constant currency basis, largely  as a result of the strong U.S. dollar and ongoing transition to digital which is altering our selling patterns  for digital and print offerings – Expanded market share for a third consecutive year despite lower sales industry‐wide, a smaller  front‐list (driven by the extension of publishing cycles for certain titles) and lower print ordering from  the traditional distribution channel – Expect front‐list in Higher Ed to expand in 2017‐2018 due to an increase in new editions  Digital Adjusted Revenue increased 13% Y/Y in 2015 largely due to strong growth in Higher Ed – Favorable digital sales growth has continued through Q1‐16  – Actioned $100 million of run‐rate cost savings since 2013; $74 million in the P&L through Q4‐15  International Adjusted Revenue growth turned positive in 2015 on a constant currency basis 8

Higher Ed Adj. Revenue Mix Driven by Increasing Digital Sales  Higher Ed digital Adjusted Revenue increased 16% Y/Y in  2015  − Higher Ed digital Adjusted Revenue expanded 700  bps as a percentage of total Adjusted Revenue vs.  the prior year  Digital sales through proprietary e‐commerce site have  grown significantly   – Largest single distribution channel on net sales basis – $140 million in e‐commerce revenue increased at a  52% CAGR since 2012 – Digital represented 90%+ of total revenue from this  channel in 2015 – E‐commerce channel promotes a direct relationship  with the student, lower returns, earlier cash  collection and improves visibility and predictability   $40 $67 $105 $140 2012 2013 2014 2015 Higher Ed Adjusted Revenue Mix Higher Ed Proprietary e‐commerce Revenue 56% ($ in Millions) ’12‐15 CAGR 18%  ’12‐15  Digital Adjusted    Revenue CAGR 29% 34% 38% 45% 71% 66% 62% 55% 2012 2013 2014 2015 Digital Total Print $780 $811 $838 $825 9Note Totals may not sum due to rounding. 52%

Digital Sales Remain Strong through Mid‐March 2016 10Note An activation occurs when a user accesses a purchased digital product for the first time.  Digital transition continues to drive changes in the seasonality of the Higher Ed business   Growth in digital activations and e‐commerce revenue has continued through Q1‐16  – Paid activations on Connect/LearnSmart were 1.2 million, up 12% Y/Y, YTD March 15, 2016 – Revenue from the proprietary e‐commerce channel was over $60 million, up 37% Y/Y, YTD March  15, 2016

$90  $77  $359  $362  25% 24% 28% 29% (14%) +1%  $79M (13%) Y/Y(1) $360  $328  $1,301  $1,257  (9%) (3%) $335M (7%) Y/Y(1) $113  $118  $412  $467  32% 36% 32% 37% +4%  +13%  MHGE Financial Performance Summary  Strong digital growth across the business in  2015  Higher Ed digital Adjusted Revenue growth  increased double‐digits in 2015 despite a change in our selling patterns for digital  and print offerings  Adjusted Revenue growth was impacted by  unfavorable FX and the shift in sales from  Q4‐15 to Q1‐16 in Higher Ed  The strong U.S. dollar unfavorably impacted  total Adjusted Revenue by $28M in 2015  Profitability driven by favorable gross  margin from digital sales and cost savings  Pre‐publication investment lower Y/Y due  to extended publishing cycles in Higher Ed  Expect the level of DPG investment to  grow at a decreasing rate over time Total  Adjusted Revenue Digital  Adjusted Revenue Adjusted  EBITDA ($ in Millions) Total MHGE % Change / % of total Adjusted Revenue Q414 Q415 FY 14 FY 15 Q414 Q415 FY 14 FY 15 Q414 Q415 FY 14 FY 15 11Note(1) Represents values on a constant currency basis with prior year. FX data not adjusted to scale. $469M +14% Y/Y(1) $119M +5% Y/Y(1) $1,285M (1%) Y/Y(1) $369M +3% Y/Y(1)

Business Unit Financial Performance Summary

($ in Millions)

Total Adjusted Revenues — % Change

Adjusted EBITDA — % Change / Margin %

Higher Education



(2%)
$838
$825
(14%)
$226
$195
Q414
Q415
FY 14
FY 15



+1%
$293
$296
$74
33%
(32%)
$50
26%
35%
36%
Q414
Q415
FY 14
FY 15

- Total Adjusted Revenue largely impacted by lower print Adjusted Revenue and the shift in our selling patterns for digital and print offerings

Professional



$127
(3%)
$123
$40
+3%
$41
Q414
Q415
FY 14
FY 15



(15%)
$38
$32
$16
+3%
$16
39%
40%
30%
26%
Q414
Q415
FY 14
FY 15

- Favorable digital subscription renewals for *Access* (94% in 2015) were more than offset by print rationalization efforts across the portfolio
- Margin unfavorably impacted by lower Adjusted Revenue and digital related investment

International



$336M +0.1% Y/Y(1)
$336
(8%)
$308
$98M +4% Y/Y(1)
(3%)
$94
$91
Q414
Q415
FY 14
FY 15



$40M +6% Y/Y(1)
(12%)
$38
$33
$14M +58% Y/Y(1)
43%
$9
10%
$13
14%
11%
11%
Q414
Q415
FY 14
FY 15

- FY 2015 International Adjusted Revenue growth was positive on a constant currency basis
- International digital Adjusted Revenue increased 10% Y/Y largely due to strong digital sales in the Middle East and Australia

Note
Adjusted EBITDA will not sum to total MHGE due to the 'Other' reporting segment. See Appendix for reconciliation.
[1] Represents values on a constant currency basis with prior year. FX data not adjusted to scale.

12

$9  $11  $31  $35  9% 12% 9% 11% 25%  +10%   Higher Ed digital Adjusted Revenue  expanded 700 bps as a percentage of  total Adjusted Revenue in 2015 – Sales of digital units exceeded  print units in 2015 – Paid activations on  Connect/LearnSmart and ALEKS  grew double‐digits in 2015 – Digital Adjusted Revenue has  grown at a CAGR of 18% since  2012$86  $80  $304  $273  91% 88% 91% 89% (6%) (10%) $19  $19  $69  $65  47% 47% 54% 53% +2%  (6%) $21  $22  $58  $58  53% 53% 46% 47% +3%  (0.3%)  $142  $109  $516  $451  63% 56% 62% 55% (23%) (13%) $84  $86  $322  $374  37% 44% 38% 45% +2%  +16%  Revenue Mix by Business Unit ($ in Millions) Digital Adjusted Revenues % Change / % of total Adjusted Revenue Total Print Adjusted Revenues  % Change / % of total Adjusted Revenue Higher Ed Adjusted Revenue Trend Higher  Education Professional International $811 $838 $825 Total Adjusted Revenue Q414 Q415 FY 14 FY 15 Q414 Q415 FY 14 FY 15 Q414 Q415 FY 14 FY 15 Q414 Q415 FY 14 FY 15 Q414 Q415 FY 14 FY 15 Q414 Q415 FY 14 FY 15 Note Total Print includes custom print and traditional print for Higher Ed. (1) Represents values on a constant currency basis with prior year. FX data not adjusted to scale. $200 $300 $400 $500 $600 FY 13 FY 14 FY 15 Digital Total Print $37M +19% Y/Y(1) $12M +32% Y/Y(1) $87M +1% Y/Y(1) $299M (2%) Y/Y(1) 13

9.75% Notes Due 2021 $800.0 4.75% (Floating) Term Loan Due 2019 673.9 Revolving Credit Facility Due 2018 ($240M) ‐                 Total Indebtedness $1,473.9 Cash and Cash Equivalents (311.2) Net Indebtedness at December 31, 2015 $1,162.7 Last Twelve Months Covenant EBITDA (1) $426.7 Net First Lien Leverage Ratio (2) 2.72x 8.5% Holdco Notes Due 2019 (3) $500.0 Pro Forma for Holdco Debt  3.90x Cash and Cash Equivalents $311.2 Revolving Credit Facilities $240.0 Outstanding Letters of Credit ‐                   Outstanding Borrowings ‐                 Available Under Credit Facilities at December 31, 2015 $240.0 Total Liquidity at December 31, 2015 $551.2 Indebtedness Liquidity Capital Structure & Liquidity Update  Strong cash generation in 2015  – $311M of cash at year‐end and total liquidity of  $551M – Bank revolver fully available as of December 31,  2015 and today  Net leverage of 2.7x as of December 31st – Net leverage including HoldCo debt of 3.9x  Semiannual interest payment of $21.25M paid on  February 2, 2016 for HoldCo debt  Principal pre‐payment of $72.5M will be paid on April 1.  – Company will have prepaid approximately $189M of  term debt out of cash flow through April 2016  Company will dividend $21.25M in Q2‐16 to MHGE Parent  to ensure cash available for August interest payment of  HoldCo debt ($ in Millions) Note: Debt balances exclude unamortized Original Issue Discount (OID). Totals may not foot due to rounding. (1)      Covenant definition of EBITDA is Pre‐publication Adjusted EBITDA ($409 million) plus Pro Forma cost savings ($18 million). (2)      Net First Lien Leverage covenant of 7.00x takes effect only if 20% of  revolving line of credit is drawn. (3)      On April 6, 2015, the company issued an incremental $100 million of HoldCo debt due in 2019.   14

Appendix: Key Terms & Financial Detail  15

Glossary McGraw‐Hill Global Education  Holdings, LLC (MHGE) McGraw‐Hill Education’s Higher Education, Professional and International businesses Paid Activations Occurs when a user accesses a purchased digital product for the first time. Connect Open learning environment for students and instructors in the higher education market. ALEKS Adaptive learning technology for the K‐12 and higher education markets, primarily Math. LearnSmart Adaptive learning program which personalizes learning and designs targeted study paths for students. SmartBook Adaptive reading product designed to help students understand and retain course material by guiding each student through a highly personal study experience. Financial Terminology Adjusted Revenue Non‐GAAP financial measure that we define as U.S. GAAP revenue plus the net change in deferred revenue  excluding the impact of purchase accounting. Adjusted Revenue is a key metric we use to manage our business as  it reflects the sales activity in a given period and provides comparability during this time of digital transformation.  Deferred Revenue Advance payments or unearned revenue recorded until services have been rendered or products have been  delivered in accordance with GAAP. Adjusted  EBITDA EBITDA adjusted to exclude unusual items and other adjustments required or permitted in calculating covenant  compliance under the indenture governing our senior secured notes and/or our senior secured credit facilities including the cash spent for pre‐publication (plate) investment. Pre‐publication (Plate)  Investment Plate investment cash costs reflect the costs incurred in the development of instructional solutions, principally  design and content creation.  These costs are capitalized when the title is expected to generate future economic  benefits and are amortized upon publication of the title over its estimated useful life of up to six years. Digital Adjusted Revenue Represents standalone digital sales and,  where digital product is sold in a bundled arrangement, only the value  attributed to the digital component (s) is included. The attribution of value in bundled arrangement is based on  relative selling prices (inclusive of discounts). Front‐List Revenues Front‐list Adjusted Revenues are driven by the number of new editions: brand new titles and revisions of existing  titles previously published. Back‐List Revenues Back‐list adjusted revenues are driven by later editions as opposed to brand new titles and revisions of existing  titles previously published. Note                  Adjusted Revenue previously referred to as Cash Revenue; Adjusted EBITDA previously referred to as Post‐Plate Adjusted Cash EBITDA;      Pre‐publication investment previously referred to as plate investment. 16

FX Impact on Financial Performance

Adjusted Revenue	Year Ended as Reported					Constant FX	
	Dec 31, 2014	Dec 31, 2015	Y/Y %	FX Impact		Dec 31, 2015	Y/Y %
Higher Education	$ 838	$ 825	-1.6%				
Professional	127	123	-3.3%				
International	336	308	-8.3%	(28)		336	0.1%
Other	(0)	1	nm				
Total MHGE	**$ 1,301**	**$ 1,257**	-3.4%	(28)	**$**	**1,285**	-1.3%
Adjusted EBITDA							
Higher Education	$ 293	$ 296	1.0%				
Professional	38	32	-15.0%				
International	38	33	-11.6%	(7)		40	6.3%
Other	(9)	1	nm				
Total MHGE	**$ 359**	**$ 362**	0.9%	(7)	**$**	**369**	2.8%

Adjusted Revenue	Quarter Ended as Reported					Constant FX	
	Dec 31, 2014	Dec 31, 2015	Y/Y %	FX Impact		Dec 31, 2015	Y/Y %
Higher Education	$ 226	$ 195	-13.8%				
Professional	40	41	2.5%				
International	94	91	-3.4%	(7)		98	4.0%
Other	-	1	nm				
Total MHGE	**$ 360**	**$ 328**	-8.9%	(7)	**$**	**335**	-6.9%
Adjusted EBITDA							
Higher Education	$ 74	$ 50	-32.4%				
Professional	16	16	3.2%				
International	9	13	43.3%	(1)		14	57.7%
Other	(9)	(2)	-78.1%				
Total MHGE	**$ 90**	**$ 77**	-14.1%	(1)	**$**	**79**	-12.6%

Note
Impact of FX translation into USD.

17

Adjusted Revenue Bridge & Operating Segment Detail

($ in Millions)	Three Months Ended				Year Ended			
	Dec 31, 2014		Dec 31, 2015		Dec 31, 2014		Dec 31, 2015	
Reported Revenue	$	372	$	349	$	1,290	$	1,237
Eliminate Impact of Purchase Accounting		-		-		(1)		1
Total		**372**		**349**		**1,289**		**1,238**
Change in Deferred Revenues		(12)		(21)		12		19
Adjusted Revenue	**$**	**360**	**$**	**328**	**$**	**1,301**	**$**	**1,257**
Adjusted Revenue by Segment								
Higher Ed	$	226	$	195		838		825
Professional		40		41		127		123
International		94		91		336		308
Other		(0)		1		(0)		1
Total	**$**	**360**	**$**	**328**	**$**	**1,301**	**$**	**1,257**
Adjusted EBITDA by Segment								
Higher Ed	$	74	$	50	$	293	$	296
Professional		16		16		38		32
International		9		13		38		33
Other		(9)		(2)		(9)		1
Total	**$**	**90**	**$**	**77**	**$**	**359**	**$**	**362**

Note
Amounts above may not sum due to rounding.

18

McGraw Hill Education

Adjusted Revenue Detail

Q4 Adjusted Revenue Detail by Component

($ in Millions)

	Q4 Digital Adjusted Revenue			
	2013	2014	2015	% Δ vs 2014
Higher Ed	$72	$84	$86	2.2%
Professional	17	21	22	3.0%
International	10	9	11	25.0%
Other	0	0	0	N/C
Total MHGE	**$99**	**$113**	**$118**	**4.1%**
% of total				
Higher Ed	*31%*	*37%*	*44%*	
Professional	*48%*	*53%*	*53%*	
International	*11%*	*9%*	*12%*	
Total MHGE	***28%***	***32%***	***36%***	

	Q4 Custom Print Adjusted Revenue			
	2013	2014	2015	% Δ vs 2014
Higher Ed	$74	$83	$44	(46.7%)
Professional	-	-	-	N/C
International	-	-	-	N/C
Other	-	-	-	N/C
Total MHGE	**$74**	**$83**	**$44**	**(46.7%)**
% of total				
Higher Ed	*32%*	*37%*	*23%*	
Professional	*0%*	*0%*	*0%*	
International	*0%*	*0%*	*0%*	
Total MHGE	***21%***	***23%***	***13%***	

	Q4 Traditional Print Adjusted Revenue			
	2013	2014	2015	% Δ vs 2014
Higher Ed	$86	$60	$65	9.3%
Professional	18	19	19	2.1%
International	81	86	80	(6.3%)
Other	0	(0)	1	N/M
Total MHGE	**$185**	**$164**	**$166**	**1.4%**
% of total				
Higher Ed	*37%*	*26%*	*33%*	
Professional	*52%*	*47%*	*47%*	
International	*89%*	*91%*	*88%*	
Total MHGE	***52%***	***46%***	***51%***	

	Q4 Total Adjusted Revenue			
	2013	2014	2015	% Δ vs 2014
Higher Ed	$232	$226	$195	(13.8%)
Professional	34	40	41	2.5%
International	91	94	91	(3.4%)
Other	0	(0)	1	N/M
Total MHGE	**$357**	**$360**	**$328**	**(8.8%)**
% of total				
Higher Ed	*100%*	*100%*	*100%*	
Professional	*100%*	*100%*	*100%*	
International	*100%*	*100%*	*100%*	
Total MHGE	***100%***	***100%***	***100%***	

December YTD Adjusted Revenue Detail by Component

	YTD Digital Adjusted Revenue			
	2013	2014	2015	% Δ vs 2014
Higher Ed	$274	$322	$374	16.0%
Professional	52	58	58	(0.3%)
International	25	31	35	10.2%
Other	0	0	0	N/C
Total MHGE	**$351**	**$412**	**$467**	**13.2%**
% of total				
Higher Ed	*34%*	*38%*	*45%*	
Professional	*42%*	*46%*	*47%*	
International	*7%*	*9%*	*11%*	
Total MHGE	***27%***	***32%***	***37%***	

	YTD Custom Print Adjusted Revenue			
	2013	2014	2015	% Δ vs 2014
Higher Ed	$227	$240	$148	(38.3%)
Professional	-	-	-	N/C
International	-	-	-	N/C
Other	-	-	-	N/C
Total MHGE	**$227**	**$240**	**$148**	**(38.3%)**
% of total				
Higher Ed	*28%*	*29%*	*18%*	
Professional	*0%*	*0%*	*0%*	
International	*0%*	*0%*	*0%*	
Total MHGE	***18%***	***18%***	***12%***	

	YTD Traditional Print Adjusted Revenue			
	2013	2014	2015	% Δ vs 2014
Higher Ed	$311	$276	$303	9.8%
Professional	73	69	65	(5.9%)
International	330	304	273	(10.2%)
Other	0	(0)	1	N/M
Total MHGE	**$714**	**$649**	**$642**	**(1.1%)**
% of total				
Higher Ed	*38%*	*33%*	*37%*	
Professional	*58%*	*54%*	*53%*	
International	*93%*	*91%*	*89%*	
Total MHGE	***55%***	***50%***	***51%***	

	YTD Total Adjusted Revenue			
	2013	2014	2015	% Δ vs 2014
Higher Ed	$811	$838	$825	(1.6%)
Professional	125	127	123	(3.3%)
International	355	336	308	(8.3%)
Other	(0)	(0)	1	N/M
Total MHGE	**$1,291**	**$1,301**	**$1,257**	**(3.4%)**
% of total				
Higher Ed	*100%*	*100%*	*100%*	
Professional	*100%*	*100%*	*100%*	
International	*100%*	*100%*	*100%*	
Total MHGE	***100%***	***100%***	***100%***	

Note:
Figures are represented on a cash basis inclusive of actual returns but excluding purchase accounting adjustments detailed in the Appendix.
Accrued returns are reflected in traditional revenue.
Custom Adjusted Revenue includes traditional print products sold as part of a bundled custom solution.

19

Q4-15 Income Statement Excluding Impact of Transaction

($ in Millions)	Reported		Transaction Impact		Excluding Impact From Transaction	
	Three Months Ended Dec 31,		Three Months Ended Dec 31,		Three Months Ended Dec 31,	
	2014	2015	2014	2015	2014	2015
Revenue	$ 372	$ 349	$ -	$ -	$ 372	$ 349
Cost of goods sold	107	101	-	-	107	101
Gross profit	265	249	-	-	265	249
Operating expenses						
Operating & administration expenses	195	156	-	-	195	156
Depreciation	5	9	-	-	5	9
Amortization of intangibles	24	24	(22)	(22)	2	2
Transaction costs	0	-	(0)	-	-	-
Total operating expenses	224	189	(23)	(22)	201	168
(Loss) income from operations	41	59	23	22	64	81
Interest (income) expense, net	31	32	(31)	(32)	-	-
Other (income)	(1)	(1)	1	1	-	-
(Loss) income from operations before taxes on income	12	28	52	53	64	81
Income tax (benefit) provision	(6)	7	20	21	15	28
Net (loss) income	17	21	32	32	49	53
Less: Net loss attributable to noncontrolling interests	-	-	-	-	-	-
Net loss (income) attributable to McGraw-Hill Global Education Intermediate Holdings, LLC	**$ 17**	**$ 21**	**$ 32**	**$ 32**	**$ 49**	**$ 53**
Adjusted EBITDA	**$ 90**	**$ 77**			**$ 90**	**$ 77**

	2014	2015
Adjusted Revenue Bridge		
Revenue per above	372	349
Change in deferred revenue per Adjusted Revenue schedule	(12)	(21)
Adjusted Revenue	360	328

	2014	2015
Operating Expense Bridge		
Total Operating Expenses Per Above	201	168
Less: Depreciation & Amortization of intangibles	(6)	(11)
Less: Acquisition costs	-	-
Less: Amortization of prepublication costs	(18)	(16)
Less: Restructuring and cost savings implementation charges	(13)	(4)
Less: Other adjustments	(15)	(1)
Adjusted Operating Expenses	148	134

Note

Eliminates the effects of the application of purchase accounting associated with the Founding Acquisition (as defined in our SEC filings), driven by the step-up of acquired inventory, write-down of deferred revenue, establishment of finite lived intangible assets and the related financing transactions.

20

FY 2015 Income Statement Excluding Impact of Transaction

($ in Millions)	Reported		Transaction Impact		Excluding Impact From Transaction	
	Year Ended Dec 31,		Year Ended Dec 31,		Year Ended Dec 31,	
	2014	2015	2014	2015	2014	2015
Revenue	$ 1,290	$ 1,237	$ (1)	$ 1	$ 1,289	$ 1,238
Cost of goods sold	359	345	3		361	345
Gross profit	932	892	(4)	1	928	893
Operating expenses						
Operating & administration expenses	683	593	-	-	683	593
Depreciation	16	29	-	-	16	29
Amortization of intangibles	103	93	(96)	(86)	8	8
Transaction costs	4	-	(4)	-	-	-
Total operating expenses	806	715	(100)	(86)	706	629
(Loss) income from operations	126	177	96	86	221	264
Interest (income) expense, net	146	131	(146)	(131)	-	-
Other (income)	(12)	(10)	12	10	-	-
(Loss) income from operations before taxes on income	(8)	57	229	207	221	264
Income tax (benefit) provision	(11)	20	89	80	77	100
Net (loss) income	4	37	140	127	144	164
Less: Net loss attributable to noncontrolling interests	0	-	-	-	0	-
Net loss (income) attributable to McGraw-Hill Global Education Intermediate Holdings, LLC	**$ 4**	**$ 37**	**$ 140**	**$ 127**	**$ 144**	**$ 164**
Adjusted EBITDA	**$ 359**	**$ 362**			**$ 359**	**$ 362**

Adjusted Revenue Bridge	2014	2015
Revenue per above	1,289	1,238
Change in deferred revenue per Adjusted Revenue schedule	12	19
Adjusted Revenue	1,301	1,257

Operating Expense Bridge	2014	2015
Total Operating Expenses Per Above	706	629
Less: Depreciation & Amortization of intangibles	(23)	(36)
Less: Acquisition costs	(3)	-
Less: Amortization of prepublication costs	(64)	(58)
Less: Restructuring and cost savings implementation charges	(31)	(17)
Less: Other adjustments	(55)	(14)
Adjusted Operating Expenses	530	504

Note

Eliminates the effects of the application of purchase accounting associated with the Founding Acquisition (as defined in our SEC filings), driven by the step-up of acquired inventory, write-down of deferred revenue, establishment of finite lived intangible assets and the related financing transactions.

21

EBITDA and Adjusted EBITDA EBITDA, a measure used by management to assess operating performance, is defined as income from continuing operations  plus interest, income taxes, depreciation and amortization, including amortization of prepublication costs (“plate investment”). Adjusted EBITDA is defined as EBITDA adjusted to exclude unusual items and other adjustments required or permitted in  calculating covenant compliance under the indenture governing our senior secured notes and/or our senior secured credit  facilities. Adjusted EBITDA reflects the impact of cash spent for plate investment. Plate investment costs, reflecting the cost of  developing education content, are capitalized and amortized. These costs are capitalized when the title is expected to generate  probable future economic benefits and are amortized upon publication of the title over its estimated useful life of up to six years. Adjusted EBITDA reflects EBITDA as defined in the First Lien Credit Agreement and the Bond Indenture. Each of the above described EBITDA‐based measures is not a recognized term under U.S. GAAP and does not purport to be an  alternative to income from continuing operations as a measure of operating performance or to cash flows from operations as a  measure of liquidity. Additionally, each such measure is not intended to be a measure of free cash flows available for  management’s discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments  and debt service requirements. Such measures have limitations as analytical tools, and you should not consider any of such  measures in isolation or as substitutes for our results as reported under U.S. GAAP. Management compensates for the  limitations of using non‐GAAP financial measures by using them to supplement U.S. GAAP results to provide a more complete  understanding of the factors and trends affecting the business than U.S. GAAP results alone. Because not all companies use  identical calculations, these EBITDA‐based measures may not be comparable to other similarly titled measures of other  companies. Management believes EBITDA is helpful in highlighting trends because EBITDA excludes the results of decisions that are outside  the control of operating management and can differ significantly from company to company depending on long‐term strategic  decisions regarding capital structure, the tax rules in the jurisdictions in which companies operate, and capital investments. In  addition, EBITDA provides more comparability between the historical operating results and operating results that reflect  purchase accounting and the  capital structure. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted EBITDA and  Adjusted EBITDA  are appropriate to provide additional information to investors about certain material non‐cash items and  about unusual items that we do not expect to continue at the same level in the future. 22

Adjusted EBITDA Reconciliation

($ in Millions)	Three Months Ended		Year Ended	
	Dec 31, 2014	Dec 31, 2015	Dec 31, 2014	Dec 31, 2015
Net Income	$ 17	$ 21	$ 4	$ 37
Interest (income) expense, net	31	32	146	131
Provision for (benefit from) taxes on income	(6)	7	(11)	20
Depreciation, amortization and pre-publication investment amortization	47	49	183	180
EBITDA	**$ 89**	**$ 110**	**$ 321**	**$ 367**
Deferred revenue (a)	(12)	(21)	12	19
Restructuring and cost savings implementation charges (b)	13	4	31	17
Sponsor fees (c)	1	1	4	4
Purchase accounting (d)	-	-	(3)	-
Transaction costs (e)	(0)	-	4	-
Acquisition costs (f)	(0)	-	3	-
Physical separation costs (g)	14	-	24	-
Other (h)	1	(1)	15	2
Pre-publication investment cash costs (i)	(15)	(15)	(50)	(46)
Adjusted EBITDA	**$ 90**	**$ 77**	**$ 359**	**$ 362**

Note
Amounts above may not sum due to rounding.

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Adjusted EBITDA Footnotes Notes: (a) We receive cash up‐front for most product sales but recognize revenue (primarily related to digital sales) over time recording a liability for deferred  revenue at the time of sale. This adjustment represents the net effect of converting deferred revenues (inclusive of deferred royalties) to a cash basis  assuming the collection of all receivable balances. (b) Represents severance and other expenses associated with headcount reductions and other cost savings initiated as part of our formal restructuring  initiatives to create a flatter and more agile organization. (c) Beginning in 2014, $3.5 million of annual management fees was recorded and payable to Apollo. The amount recorded in the Successor period from  March 23, 2013 to December 31, 2013 was $0.9 million. (d) Represents the effects of the application of purchase accounting associated with the Founding Acquisition, driven by the step‐up of acquired inventory.  The deferred revenue adjustment recorded as a result of purchase accounting has been considered in the deferred revenue adjustment. (e) The amount represents the transaction costs associated with the Founding Acquisition. (f) The amount represents costs incurred for acquisitions subsequent to the Founding Acquisition including ALEKS and LearnSmart. (g) The amount represents costs incurred to physically separate our operations from MHC. These physical separation costs were incurred subsequent to the  Founding Acquisition and concluded in 2014. (h) For the year ended December 31, 2015, the amount represents (i) non‐cash incentive compensation expense; (ii) elimination of the gain of $4.8 million on  the sale of an investment in an equity security and (iii) other adjustments required or permitted in calculating covenant compliance under our debt  agreements. For the year ended December 31, 2014, the amount represents (i) cash distributions to noncontrolling interest holders of $0.2 million; (ii) non‐cash incentive  compensation expense; (iii) elimination of non‐cash gain of $7.3 million in LearnSmart; and (iv) other adjustments required or permitted in calculating  covenant compliance under our debt agreements. (i) Represents the cash cost for pre‐publication investment during the period excluding discontinued operations. 24